UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2024

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

Public Service Electric and Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registra nt u
nder any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated
Common Stock without par value	PEG	New York Stock Exchange

Public Service Electric and Gas Company
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG37J	New York Stock Exchange
Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter
)
.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

The information contained in Item 2.02. Results of Operations and Financial Condition in this Form
8-K
is furnished solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 7.01 Regulation FD Disclosure in this combined Form
8-K
is separately furnished, as noted, by PSEG and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSE&G makes representations only as to itself and makes no other representations whatsoever as to any other company. The materials furnished as Exhibits 99 and 99.1 are available on the corporate.pseg.com website under the investor tab, or at http://investor.pseg.com.
Item 2.02 Results of Operations and Financial Condition
PSEG
On February 26, 2024, PSEG announced financial results for the three and twelve months ended December 31, 2023. A copy of the earnings release dated February 26, 2024 is furnished as Exhibit 99 to this Form
8-K.
Item 7.01 Regulation FD Disclosure
PSEG and PSE&G
On February 26, 2024, PSEG conducted an earnings call regarding its results for the three and twelve months ended December 31, 2023. A copy of the slideshow presentation used during the earnings call is furnished as Exhibit 99.1 to this Form
8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit 99	Press Release dated February 26, 2024

Exhibit 99.1	Slideshow Presentation

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: February 26, 2024
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: February 26, 2024

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